Exhibit 99.1

FOR FURTHER INFORMATION CONTACT:

Wendell York, VP – IR, Corporate Development & Treasury

1001 Louisiana St., Suite 2900

Houston, TX 77002

Investor Relations, ir@superiorenegy.com, (713) 654-2200

SUPERIOR ENERGY SERVICES ANNOUNCES APPOINTMENT OF BRIAN MOORE AS PRESIDENT & CEO.

Houston, January 21, 2022 – Superior Energy Services, Inc. (the “Company”) has announced Brian K. Moore, the Company’s executive vice president, was appointed to serve as president and chief executive officer and a member of the board of directors of the Company. Mr. Moore will also serve on the audit committee and compensation committee of the Company’s board of directors. As a result of Mr. Moore’s appointment, Michael Y. McGovern, the Company’s executive chairman of its board of directors, will no longer perform the functions of the Company’s principal executive officer but will remain with the Company as executive chairman of the board of directors.

“The appointment of Mr. Moore represents the conclusion of a rigorous selection process. Brian is the unquestionable best candidate, given the breadth of his experience, extensive oil field service background, tested and proven judgment, and history with the Company,” said Mike McGovern.

Brian joined the Company as Senior Executive Vice President in 2012 and has served as Executive Vice President of Corporate Services since 2016. In 2021, he led the divestitures of the US Onshore hydraulic fracturing, well service, coiled tubing, fluid management, and accommodations businesses.

Mr. Moore stated, “I’m very appreciative for the support of our board and look forward to the opportunity to continue to work with Mike McGovern, who has led the Company with such distinction over the past nine months. Throughout this last year, we have undertaken the hard work and commitment towards transforming Superior into a more focused, competitive, and well-positioned Company. But most importantly, I am proud that Superior has remained committed to our Shared Core Values throughout these remarkable times, especially the safety and health of those with whom we work.”

“I look forward to working together with our excellent leadership team and employees toward Superior’s future successes and thank them for their dedication and perseverance,” Mr. Moore said.

About Superior Energy Services

Superior Energy Services serves the drilling, completion and production-related needs of oil and gas companies worldwide through a diversified portfolio of specialized oilfield services and equipment that are used throughout the economic life cycle of oil and gas wells. For more information, visit: www.superiorenergy.com.

Forward-Looking Statements

This press release contains, and future oral or written statements or press releases by the Company and its management may contain, certain forward-looking statements within the safe harbor provisions of the Private

Securities Litigation Reform Act of 1995. Generally, the words “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks” and “estimates,” variations of such words and similar expressions identify forward-looking statements, although not all forward-looking statements contain these identifying words. All statements other than statements of historical fact regarding the Company’s financial position, financial performance, liquidity, strategic alternatives, market outlook, future capital needs, capital allocation plans, business strategies and other plans and objectives of our management for future operations and activities are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company’s management in light of its experience and prevailing circumstances on the date such statements are made. Such forward-looking statements, and the assumptions on which they are based, are inherently speculative and are subject to a number of risks and uncertainties that could cause the Company’s actual results to differ materially from such statements. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside the control of the Company, which could cause actual results to differ materially from such statements.

While the Company believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its business.

These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties described in the Company’s Form 10-K for the year ended December 31, 2020 and Forms 10-Q filed on September 30, 2021, October 29, 2021 and December 2, 2021 and those set forth from time to time in the Company’s other periodic filings with the Securities and Exchange Commission, which are available at www.superiorenergy.com. Except as required by law, the Company expressly disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events or otherwise.

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